UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23173

STATE FUNDS

 (Exact name of registrant as specified in charter)

5550 Painted Mirage Road

Suite 320

Las Vegas, Nevada  89149

 (Address of principal executive offices)(Zip code)

New York Alaska ETF Management LLC

5550 Painted Mirage Road

Suite 320

Las Vegas, Nevada  89149

 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 523-8382

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

The Registrant is amending the original filing of Form N-CSR in order to correct a few clerical typing mistakes found during the fund's annual internal control procedure of reviewing previous filings. Our internal procedures include reviewing post-filing in a timely manner in order to identify any errors and make any necessary corrections which is the reason we are making this amendment on the same day of the initial filing.

Item 1.  Reports to Stockholders.

State Funds – Enhanced Ultra Short Duration Mutual Fund

Ticker Symbol: STATX

Annual Report

December 31, 2018

This report is provided for the general information of Enhanced Ultra Short Duration Mutual Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Management’s Discussions of Fund Performance

U.S. TREASURY BOND MARKET OVERVIEW

The Yield on 3 month US Treasuries has steadily increased for the period January 1st, 2018 through December 31, 2018, as evidenced in the yield chart provided by the US treasury department:

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Although U.S. Treasury yields rose across the board, short-term U.S. Treasury securities (those maturing in three years or less) posted positive returns for the reporting period as interest income offset their modest price declines. The U.S. Treasury bond market declined modestly during the 12 months ended December 31, 2018 (“reporting period”).

The primary factors affecting the U.S. Treasury bond market during the reporting period were a strengthening U.S. economy and federal tax reform. Key economic drivers included an increase in manufacturing activity and the lowest unemployment rate since December 2000.

In December 2017, the U.S. government passed federal tax reform legislation that included a steep reduction in corporate tax rates and a modest decrease in individual tax rates. The tax reform improved investors’ expectations for capital spending and economic growth, but it also raised concerns about federal budget deficits and higher inflation.

The annual consumer inflation rate remained near the 2% level targeted by the U.S. Federal Reserve Bank (“Fed”). However, signs of increasing inflation emerged late in the reporting period, including a sharp rise in energy prices and higher prices at the producer level. Inflation is typically measured in terms of both final (consumer) and intermediate (producer) goods; the Fed targets inflation in final goods.

In this environment, the Fed raised its short-term interest rate target several times during the reporting period to its highest level since October 2008. The Fed also began to reduce the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet in October 2017. The interest rate increases and balance sheet reduction were part of the Fed’s plan to gradually reverse substantial economic stimulus measures, implemented in response to the 2008 credit crisis, and re-establish more normal monetary policy conditions.

A stronger economy, expectations of rising growth and inflation due to the tax cuts, and the Fed’s interest rate increases led to higher U.S. Treasury bond yields and lower U.S. Treasury bond prices, particularly in the latter half of the reporting period.

As stated in the prospectus, in order to enhance income, the Fund intends to enter into securities lending, repurchase agreement and/or reverse repurchase agreement transactions that provide the Fund with income at either fixed or floating (variable) interest rates and fees. The Fund may lend its portfolio of securities to broker/dealers, institutional investors, institutional investment manager(s), banks, mutual funds, and insurance and/or reinsurance companies located in one of the member countries of The Organization for Economic Co-operation and Development (“OECD”).

The Fund may also enter into reverse repurchase agreements with counterparties.  In a typical reverse repurchase agreement, the Fund enters into a contract with a counterparty under which (i) the Fund sells securities for cash or cash equivalents to the counterparty, and (ii) the Fund agrees to repurchase the securities at an agreed-upon price, date and interest payment.  Reverse repurchase agreements can provide the Fund with a source of liquidity that can be invested elsewhere for no more than six days and/or earn income at either fixed or floating (variable) interest rates and/or fees. There are many existing examples that borrowers earn profit in spite of their borrowing activity for example:

1.

Bank Fees turning borrowing into a profit - Banks borrow money via selling deposits and then charge high fees for additional activities related to the deposit such as; for allowing deposit buyer (the bank’s lender) to make payments (incoming and outgoing) from and to the deposit therefore, the bank actually profits significantly more than the cost it pays for its cost of borrowing since the added commissions turn the borrowing activity into a profitable activity.

In the Fund’s case, the fund collects fee income that turn its borrowing activity into profits by charging fees for allowing its counterparties to substitute the proceeds (collateral) it receives for reasons such as substituting collateral durations while the fund conducts daily mark-to-market price monitoring as well as calculating the collateral’s change in dollar value per every increase or decrease of 0.01% in yield, such risk management calculation is also known as calculating the Dollar Value change per every change of one basis point (Hereinafter: “DV01 Monitoring”).

While a reverse repurchase agreement has legal characteristics of both a sale and a secured transaction, economically it functions as a loan from the counterparty to the Fund, in which the securities purchased by the counterparty serve as collateral for the loan.

Securities received by the Fund through reverse repurchase agreements include cash, U.S. Treasury securities or debt instruments secured by U.S. Treasury securities. The Fund will invest over 5% of its assets in reverse repurchase agreements in which proceeds (collateral) received with respect to reverse repurchase agreements will include cash, U.S. Treasury securities or debt instruments secured by U.S. Treasury securities. The Fund will earmark or establish a segregated account equal in value to its obligations to hold the aforementioned proceeds (collateral)

The Fund’s board of directors has approved New York Alaska ETF Management LLC as its investment advisor primarily because of the RIA’s management’s expertise as well as practical and regulatory knowledge which includes top tier securities experts as for example:

Mr. Ofer Abarbanel

Mr. Abarbanel brings to the Trust his deep understanding of the Fund’s principal investment strategy, substantial knowledge of methods of efficiently executing that strategy, and significant familiarity with the regulatory framework that governs the Fund.

Mr. Abarbanel is a 17 year securities lending broker and expert who has advised many Israeli regulators, among them the Israel Tax Authority, with respect to stock loans, repurchase agreements and credit derivatives.

Mr. Abarbanel holds a professional certification as a securities portfolio manager and advisor in Israel. Mr. Abarbanel is the sole owner of the Adviser. He is the CEO of State Funds and Plus Trust, open-end registered investment companies that are registered as a mutual fund and an exchange traded fund (respectively) with the Securities and Exchange Commission. State Funds is a series trust and its fund is traded under the symbol: “STATX” while Plus Trust is a series trust which is approved to be traded on NASDAQ under the Symbol: ”TBIL” but has not yet commenced operations.” Mr. Abarbanel is also the owner and CEO of Institutional Secured Credit LLC, a US based holdings Company, and an outsourced consultant for Contact Prime Brokerage Ltd., an Israeli based firm which specializes in securities lending, repurchase agreements, reverse repurchase agreements and derivatives.

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2017 (UNAUDITED)

FOR PERIOD APRIL 13, 2017* THROUGH DECEMBER 31, 2018

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Growth of 10K STATX

* Date of commencement of investment operations (April 13, 2017).

This chart assumes an initial investment of $10,000 made on the closing of April 13, 2017 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

Average Annual Total Returns As of December 31, 2018
	Since Inception	Date	Net Expense Ratio
Enhanced Ultra Short Duration Mutual Fund	5.85%	04/13/2017 Inception Date	0.40%
Benchmark Comparable Index: Bloomberg Barclays US Aggregate Bond TR USD	0.17%	04/13/2017 Comparison since STATX’s Fund inception date	N/A

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2017 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2018 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Enhanced Ultra Short Duration Mutual Fund
Schedule of Investments
December 31, 2018

							Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 69.26%							Amount	( Note 3)

U.S. Treasuries - 69.26%
U.S. Treasury Bill 0.00%, 2/28/2019							63,076,000	62,830,004
U.S. Treasury Bill 0.00%, 8/15/2047							459,000	432,699
							63,535,000	63,262,703

TOTAL FOR U.S. GOVERNMENT OBLIGATIONS (Cost $63,284,541)* - 69.26%

SHORT TERM INVESTMENTS - 29.78%

Reverse Repurchase Agreements -29.78%		Daily Floating Fee Income( %) c
	Net Interest	Fee Rate charged for the day	Daily Inverse Increase/(Decrease) of 0.04% base rate	Trade	Maturity [a]	Collateral [b]	Principal	Value
Counterparty	Rate			Date	Amount	Amount	Amount	( Note 3)
Institutional Syndication, LLC	0.00%	0.03%	(0.01)	10/17/2018	$ 1,701,727	$ 1,734,000	$ 1,700,000	$ 1,700,000
Institutional Syndication, LLC	0.00%	0.03%	(0.01)	10/3/2018	5,918,474	6,090,400	5,913,000	5,913,000
Institutional Syndication, LLC	0.00%	0.02%	(0.02)	10/3/2018	4,139,283	4,260,300	4,136,000	4,136,000
Institutional Syndication, LLC	0.00%	0.02%	(0.02)	10/30/2018	1,701,444	1,734,000	1,700,000	1,700,000
Institutional Syndication, LLC	0.00%	0.02%	(0.02)	11/21/2018	1,008,156	1,027,700	1,007,500	1,007,500
North American Liquidity Resources, LLC	0.00%	0.02%	(0.02)	10/10/2018	2,001,361	2,040,000	2,000,000	2,000,000
North American Liquidity Resources, LLC	0.00%	0.02%	(0.02)	10/3/2018	3,662,776	3,769,800	3,660,000	3,660,000
North American Liquidity Resources, LLC	0.00%	0.01%	(0.03)	10/3/2018	5,102,836	5,253,000	5,100,000	5,100,000
North American Liquidity Resources, LLC	0.00%	0.02%	(0.02)	11/16/2018	981,671	1,000,700	981,000	981,000
North American Liquidity Resources, LLC	0.00%	0.02%	(0.02)	11/21/2018	1,008,190	1,027,700	1,007,500	1,007,500
					$ 27,225,916	$ 27,937,600	$ 27,205,000	$ 27,205,000

TOTAL FOR SHORT TERM INVESTMENTS (Cost $27,205,000) - 29.78%

TOTAL INVESTMENTS (Cost $90,489,541) * - 99.05%								90,467,703

OTHER ASSETS LESS LIABILITIES, NET - 0.96%								870,959

NET ASSETS - 100.00%								$ 91,338,662

[a] Overnight maturity date 01/01/2019

[b]	As required by Prospectus, the US Treasuries securities that secure the collateral asset received are:
U.S Treasury Bill 0.00%, 06/20/2019
U.S Treasury Bill 0.00%, 05/16/2019
U.S Treasury Bill 0.00%, 07/18/2019
U.S Treasury Bill 0.00%,05/09/2019
U.S Treasury Bill 0.00%, 04/25/2019
[c]	Floating fee rate is inversely tied to the price of certain US treasuries the fund holds plus a daily base rate of 0.04%.
*	Refer to Note 7 for tax cost.

The accompanying notes are an integral part of these financial statements.

Enhanced Ultra Short Duration Mutual Fund
Statement of Assets and Liabilities
December 31, 2018

Assets:
Investments
U.S Government Obligations:
U.S. Treasuries, at Fair Value (Cost $63,284,541)	$ 63,262,703
Short-term investments:
Reverse Repurchase Agreements(Cost $27,205,000)	27,205,000

Cash	442,509

Receivables:
Fees & Interest Income	122,389
Shareholder Subscriptions	512,093
Prepaid Expenses	7,849
Total Assets	91,552,543
Liabilities:
Short Term Liabilities :
Trustee Fees	1,894
Distributions Payable	172,568
Advisory Fees	11,342
Other Accrued Expenses	28,077
Total Liabilities	213,881
Net Assets	$ 91,338,662

Net Assets Consist of:
Paid In Capital	$ 91,360,796
Distributable Earnings	(22,134)
Net Assets, for 913,372 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 91,338,662

Net Asset Value Per Share and Offering Price	$ 100.00

The accompanying notes are an integral part of these financial statements.

Enhanced Ultra Short Duration Mutual Fund
Statement of Operations
For the Year Ended December 31, 2018

Investment Income:
Interest Income	$ 640,044
Fees from Reverse Repurchase Agreements	1,350,862
Total Investment Income	1,990,906

Expenses:
Advisory Fees	136,491
Transfer Agent	42,487
Audit	19,500
Custody	16,931
Trustee	4,233
Nasdaq	618
Legal	1,000
Registration	5,817
Printing	185
Other	9,704
Total Expenses	236,966
Fees Waived and/or Expenses Reimbursed by the Adviser	(14,104)
Net Expenses	222,862

Net Investment Income	1,768,044

Realized and Change in Unrealized Gain (Loss) on:
Realized Loss on Investments	(12,261)
Net Change in Unrealized Depreciation on Investments	(22,634)
Net Realized and Change in Unrealized Loss on Investments	(34,895)

Net Increase in Net Assets Resulting from Operations	$ 1,733,149

The accompanying notes are an integral part of these financial statements.

Enhanced Ultra Short Duration Mutual Fund
Statements of Changes in Net Assets

		Period
	Year Ended	Ended *
	12/31/2018	12/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,768,044	$ 146,947
Net Realized Loss on Investments	(12,261)	(1,620)
Unrealized Appreciation (Depreciation) on Investments	(22,634)	796
Net Increase in Net Assets Resulting from Operations	1,733,149	146,123

Distributions to Shareholders:
Net Investment Income	(1,779,360)	(122,046)
Return of capital	-	(28,805)
Total Distributions Paid to Shareholders	(1,779,360)	(150,851)

Capital Share Transactions:
Proceeds from Sale of Shares	98,309,665	17,545,914
Shares Issued on Reinvestment of Dividends	866,966	5,667
Cost of Shares Redeemed	(25,266,093)	(72,518)
Net Increase in Net Assets from Shareholder Activity	73,910,538	17,479,063

Net Assets:
Net Increase in Net Assets	73,864,327	17,374,335
Beginning of Period/Year	17,474,335	100,000 (a)
End of Period/Year	91,338,662	17,474,335

Share Transactions:
Shares Sold	982,383	174,409
Shares Issued on Reinvestment of Dividends	8,670	57
Shares Redeemed	(252,422)	(725)
Net Increase in Shares	738,631	173,741
Outstanding at Beginning of Period/Year	174,741	1,000
Outstanding at End of Period/Year	913,372	174,741

(a) Initial Seed Capital received from Advisor
* For the period April 13, 2017 (commencement of investment operations) through December 31, 2017.

The accompanying notes are an integral part of these financial statements.

Enhanced Ultra Short Duration Mutual Fund
Financial Highlights
Selected data for a share outstanding throughout the period or year.

		Period	*
	Year Ended	Ended
	12/31/2018	12/31/2017

Net Asset Value, at Beginning of Period/Year	$ 100.00	$ 100.00

Income From Investment Operations:
Net Investment Income **	$ 3.87	$ 2.16
Net Realized and Change in Unrealized Loss on Investments	(0.27)	(0.01)
Total from Investment Operations	$ 3.60	$ 2.15

Less Distributions:
Net Investment Income	(3.60)	(1.72)
Return of capital	0.00	(0.42)
Total Distributions	(3.60)	(2.15)

Net Asset Value, at End of Period/Year	$ 100.00	$ 100.00

Total Return ***	3.66%	2.19%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 91,339	$ 17,474
Ratio of Expenses to Average Net Assets
Before Reimbursement	0.52%	1.23%	(a)
After Reimbursement	0.49%	0.40%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Reimbursement	3.84%	2.17%	(a)
After Reimbursement	3.88%	2.99%	(a)
Portfolio Turnover	0.00%	0.00%	(b)

* For the period April 13, 2017 (commencement of investment operations) through December 31, 2017.
** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
***Assumes reinvestment of dividends.
(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

        DECEMBER 31, 2018

Note 1. Organization

State Funds is an open-end management investment company.  The Trust was organized as a Delaware statutory trust on June 21, 2016 and is governed by an Agreement and Declaration of Trust dated June 20, 2016 (the “Trust Agreement”).  The Trust Agreement permits the Trust’s Board of Trustees (“Trustees,” “Board of Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series.  These Notes relate to State Funds – Enhanced Ultra Short Duration Mutual Fund, a series of the Trust. The investment adviser to the Fund is New York Alaska ETF Management LLC, the Fund’s investment adviser (the “Adviser”).  The Fund is a non-diversified fund. The Fund’s investment objective is a non-fundamental policy and therefore may be changed by the Board of Trustees without shareholder approval. The Fund will notify its shareholders before changing its investment objective. The Fund seeks current income consistent with preservation of capital and daily liquidity. The Enhanced Ultra Short Duration Mutual Fund commenced operations on April 13, 2017.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is a series of an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Share Valuation - The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern Time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing - Security transactions are accounted for on the next business date after the trade date (the date the securities are purchased or sold).  Distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Income Taxes - The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income every two weeks and any realized capital gains once a year. The Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, including fiscal year 2017, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain tax authorities.  As of and during the year ended December 31, 2018, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Fund intends to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, every two weeks.  Distributions will be recorded on ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

The Trust’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the respective adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the respective adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value exists since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers which also can be clearly and closely related to a host contract); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

U.S. government obligations - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. The fund uses amortization under the interest rate method to calculate the interest income received from US Treasury bills. The effective interest method is an accounting practice used for discounting a bond. This method is used for bonds sold at a discount; the amount of the bond discount is accreted to interest income over the bond's life.

Short term investments - Short term investments are valued using the lower value of either: (1) fair value or (2) amortized cost. Reverse repurchase agreements are categorized as short-term investments and are categorized as Level 2.

Reverse Repurchase Agreements - The Fund may also enter into reverse repurchase agreements with counterparties.  In a typical reverse repurchase agreement, the Fund enters into a contract with a counterparty under which (i) the Fund sells securities for cash or cash equivalents to the counterparty, and (ii) the Fund agrees to repurchase the securities at an agreed-upon price, date and interest payment.  Reverse repurchase agreements can provide the Fund with a source of liquidity that can be invested elsewhere for no more than six days and/or earn income at either fixed or floating

(variable) interest rates and/or fees. There are many existing examples that borrowers earn profit in spite of their borrowing activity for example:

Bank Fees turning borrowing into a profit - Banks borrow money via selling deposits and then charge high fees for additional activities related to the deposit such as; for allowing deposit buyer (the bank’s lender) to make payments (incoming and outgoing) from and to the deposit therefore, the bank actually profits significantly more than the cost it pays for its cost of borrowing since the added commissions turn the borrowing activity into a profitable activity.

In the Fund’s case, the fund collects fee income that turn its borrowing activity into profits by charging fees for allowing its counterparties to substitute the proceeds (collateral) it receives for reasons such as substituting collateral durations while the fund conducts daily mark-to-market price monitoring as well as calculating the collateral’s change in dollar value per every increase or decrease of 0.01% in yield, such risk management calculation is also known as calculating the Dollar Value change per every change of one basis point (Hereinafter: “DV01 Monitoring”).

While a reverse repurchase agreement has legal characteristics of both a sale and a secured transaction, economically it functions as a loan from the counterparty to the Fund, in which the securities purchased by the counterparty serve as collateral for the loan.

Securities received by the Fund through reverse repurchase agreements include cash, U.S. Treasury securities or debt instruments secured by U.S. Treasury securities. The Fund will invest over 5% of its assets in reverse repurchase agreements in which proceeds (collateral) received with respect to reverse repurchase agreements will include cash, U.S. Treasury securities or debt instruments secured by U.S. Treasury securities. The Fund will earmark or establish a segregated account equal in value to its obligations to hold the aforementioned proceeds (collateral).

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of December 31, 2018:

	Financial Instruments - Assets
	Level 1	Level 2	Level 3	Total

Short Term Investments	$ -	$ 27,205,000	$ -	$ 27,205,000
U.S. Government Obligations	$63,262,703	$ -	$ -	$ 63,262,703

Total	$63,262,703	$ 27,205,000	$ -	$ 90,467,703

Offsetting Assets and Liabilities

The Fund is party to Master Repurchase Agreements that govern transactions between the Fund and selected counterparties. On the Statement of Assets and Liabilities, as permitted by US GAAP, the Fund has elected to offset the amounts owed to these counterparties with the Securities received from the same counterparty under the reverse repurchase agreements. The following table represents amounts offset under the Master Repurchase Agreements.

	Offsetting Assets and Liabilities
	Net Amount of Assets presented in the statement of Assets and Liabilities	Net Amount of Liabilities presented in the statement of Assets and Liabilities	Total

Institutional Syndication, LLC	$ 14,846,400	$(14,846,400)	$ -
North American Liquidity Resources, LLC	$13,091,200	$(13,091,200)	$ -

Total	$27,937,600	$ (27,937,600)	$ -

Note 4. Investment Management and Service Agreements

The Trust has a “Management Agreement” with New York Alaska ETF Management LLC, with respect to the Fund. Under the terms of the Management Agreement, New York Alaska ETF Management LLC manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. For its services and the payment by the Fund, New York Alaska ETF Management LLC receives an annual investment management fee of 0.30% computed daily based on the average daily net assets of the Fund.  The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund. The Adviser may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund.

Fund’s Advisor - New York Alaska ETF Management LLC – the Fund’s registered investment advisor is organized under the laws of the state of Nevada and it acts as the Fund’s advisor and also provided the initial capital for the Fund by purchasing 10,000 shares for $100,000.

For the year ended December 31, 2018, New York Alaska ETF Management LLC earned management fees of $136,491 from the Fund.  For the year ended December 31, 2018 waived advisory fees of $5,119.  At December 31, 2018, the Fund owed the Adviser $20,327. The fee to the Advisor is paid as 0.30% of the Fund’s average daily net assets.

Transfer agent, Fund accountant and Administrator - Mutual Shareholder Services, LLC. Mutual Shareholder Services, LLC (“MSS”) is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

For the year ended December 31, 2018, Mutual Shareholder Services, LLC earned fees of $42,487 from the Fund.  At December 31, 2018, the Fund owed MSS $5,410. MSS charges a fixed yearly fee of $22,200 for funds with average value of the fund under 25 million USD and that fee increases under a pricing formula as assets surpass 25 million USD. Additionally, there is an on-going shareholder service fee of $775 per month and pricing fee of $25 per month.

Custodians:

Wells Fargo Bank N.A. - Wells Fargo Bank charges only fixed fees based on activities in the account. For the year ended December 31, 2018, Wells Fargo Bank N.A earned fees of $2,305 from the Fund.

The Huntington National Bank – The Huntington National Bank charges fixed fees based on activities in the account and an additional 1.50 basis points of assets under management for the first 50 million USD, 1.25 basis points for the next 50 million USD of assets in the fund and 0.01 basis points for the amounts greater than 100 Million USD. For the year ended December 31, 2018, The Huntington National Bank earned fees of $12,258 from the Fund.

Alliance Trust Company LLC - Alliance Trust Company LLC charges only fixed fees based on activities in the account. For the year ended December 31, 2018, Alliance Trust Company LLC earned fees of $2,025 from the Fund.

Distributor - Rafferty Capital Markets, LLC, (“Distributor”), distributes shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis. The fee for the Distributor is paid by the Fund’s Advisor. For the year ended December 31, 2018, Rafferty Capital Markets, LLC earned fees of $17,290 which was not reimbursed by the Fund.

Note 5. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital as of December 31, 2018, was $91,360,796.

Note 6. Investment Transactions

For the year ended December 31, 2018, purchases and sales of short-term investments which are Reverse Repurchase agreements for the Fund aggregated $0 sales and $23,020,000 of purchases. Purchases and sales of U.S. Government obligations aggregated $179,580,880 and $129,979,548, respectively.

Note 7. Tax Matters

As of December 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities	$ 2,822

Gross unrealized depreciation on investment securities	(24,660)
Net unrealized depreciation on investment securities	$ (21,838)

Undistributed Ordinary Income	0

Distributable Earnings	$ 0

Cost of investment securities, including short-term investments *	$90,489,541

The Fund paid the following distributions for the year ended December 31, 2018:

Period Ended	$ Amount	Tax Character

12/31/2018	$ 1,779,360	Ordinary income

The Fund paid the following distributions for the period April 13, 2017 through December 31, 2017:

Period Ended	$ Amount	Tax Character

12/31/2017	$ 122,046	Ordinary income
12/31/2017	28,805	Return of capital

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended.

As of December 31, 2018 the following financial institutions may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund. A shareholder who owns beneficially more than 25% of any class of a fund is deemed to control that class and may determine the outcome of a shareholder meeting with respect to a proposal directly affecting that share class; the financial institution are detailed herein: (1) Interactive Brokers LLC, own 48.55% of the Fund’s shares and is classified as a control person; (2) Institutional Secured Credit LLC, owns 35.76% of the Fund’s shares. Institutional Secured Credit LLC is a US based holdings company and is 100% owned by Mr. Ofer Abarbanel. Mr. Abarbanel is the CEO of the Fund and owns 100% of the Advisor. The Advisor also has also invested in the Fund. Through these entities Mr. Abarbanel is deemed to indirectly control that portion of ownership of the Fund shares which his companies have invested in the Fund which as of December 31, 2018 equals to 35.76% of the Fund’s assets. Mr. Abarbanel may increase or decrease his investments in the Fund from time to time via direct subscription for the Advisor and via Institutional Secured Credit LLC’s account at Interactive Brokers LLC.

As of the date of this Annual Report the following financial institutions may be deemed to be classified as Principal Holders the Fund until such time as it owns more than 25% of the outstanding shares of the Fund or less than 5% of the outstanding shares of the Fund. A shareholder who owns beneficially between than 5% up to 25% of any class of a fund is deemed to be classified as Principal Holders

As of the date of this Annual Report the following financial institutions may be deemed to be Principal Holders and are all 100% owners of record on behalf of their own end clients (1) Brown Brothers Harriman & Co, owns 20.38% of the Fund’s shares; (2) Old Fort Financial, owns 28.32% of the Fund’s shares. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this Annual Report, the Fund does have additional shareholders which own less than 5% of the Fund’s shares.

As of the date of this Annual Report, the aggregate number of shares of beneficial interest of the Fund owned by the Fund’s officers and Trustees as a group was 35.76%. Mr. Abarbanel is deemed to indirectly control that portion of ownership of the Fund shares which his companies have invested in the Fund. Mr. Abarbanel may increase or decrease his investments in the Fund from time to time.

Note 10.  Indemnifications

In the normal course of business, the Fund has entered into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. The Fund expects the risk of loss to be remote.

Note 11.  Subsequent events

On February 20, 2019, the Board of the Fund adopted a Plan of Liquidation and Dissolution (the “Plan”) for the Fund.

In accordance with the Plan, the Fund disposed of all of its assets on or before March 6, 2019. The proceeds from the sale of assets (net of any remaining liabilities) were distributed to the Fund’s shareholders. Total redemptions for the period from January 1, 2019 through March 11, 2019 were $103,430,592. For the period from January 1, 2019 through March 11, 2019 the Fund paid $416,130 to shareholders as cash distributions consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from the sales of Fund assets.

Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no additional events requiring disclosure.

 Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

State Fund Enhanced Ultra Short Duration Mutual Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of State Fund Enhanced Ultra Short Duration Mutual Fund (the “Fund”),including the schedule of investments, as of December 31, 2018, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2018, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor for the Fund since 2018.

/s/ Berkower LLC

Iselin, New Jersey

March 11, 2019

EXPENSE ILLUSTRATION

DECEMBER 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Enhanced Ultra Duration Mutual Fund (“Fund”), you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2018	December 31, 2018	July 1, 2018 to December 31, 2018

Actual	$1,000.00	$1,019.68	$2.04
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,023.19	$2.04

* Expenses are equal to the Fund's annualized expense ratio of .40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Independent Trustees

The following table provides information regarding each Independent Trustee.

Name, Address[1] and [Month & Year of Birth]	Position(s) Held with the Trust	Term of Office2/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael Logan (07-1980)*†	Trustee, Chairman of the Board	Since 2016

Head of Securities Lending, Velocity Capital (2016-present); Trustee, Plus Trust, a non-active fund ( 01-2016 – current), Head of Securities Lending, Quantex Clearing (a registered broker-dealer that performs clearing services and executes stock loan transactions) (2010-2016), 10% owner of SSSDMG, LLC which owns as a passive investor 50% of Sabretooth Advisors, LLC a registered Investment advisor (11/2016- current); 5% passive owner of outstanding class B membership units of Precision Securities, LLC, a registered broker dealer and FINRA member (01/2017- Current); 100% owner of a securities lending consulting firm named MJCO Holdings LLC (07-2017 - Current)

				2	Trustee at Plus Trust , a Non active Fund

Linus Nwaigwe (09-1957)*	Trustee, Chairman of the Audit Committee	Since December 2017	Independent Compliance Consultant (2007-present); Chief Compliance Officer A.B. Watley, Inc/A.B. Watley Direct, Inc (2001-2007); Director of compliance at On-Site Trading, Inc (2001-2007); Citibank, N.A. Assistant Vice President - Quality Assurance-Global Relationship Bank (GRB) (1994 to 1997); Financial Industry Regulatory Authority, Inc (“FINRA”) (1987 to 1994)	1	None
Eliahu Cohen (01-1959)†	Trustee and Chairman of the Nominating Committee	Since 2016	Strategy Consultant (technology companies) (2008-Present); Trustee, Plus Trust, a non-active fund ( 08-2015 – current); Vice President of Business Development, Emefey (wastewater clean technology company) (2010-2013)	2	Trustee at Plus Trust , a Non active Fund

1. The address for each Trustee is 5550 Painted Mirage Road, Suite 320, Las Vegas, Nevada  89149.

2. Each Trustee serves until resignation, death, retirement or removal.

3. The Fund Complex consists of State Funds and Plus Trust.

* Member of the Audit Committee.

† Member of the Nominating and Corporate Governance Committee.

Interested Trustee and Officers

The following table provides information regarding the Interested Trustee, as well as the officers of the Trust.

Name, Address[1] and [Month & Year of Birth	Position(s) Held with the Trust	Term of Office2/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past 5 Years

Ofer Abarbanel (12-1974)[4]	Trustee, President, Chief Executive Officer, Chief Financial Officer, Secretary and Chief Compliance Officer	Since 2016	CEO, Plus Trust (2015-present, a Non Active fund); CEO & Trustee, CEO & Trustee, State Funds (2016-present) Owner and CEO, New York Alaska ETF Management, LLC (2014-present); Owner and CEO, Institutional Secured Credit LLC (2014-present); Owner and CEO, Contact Prime Brokerage, Ltd. (November 2012- February 2016 ); Outsourced consultant, Contact Prime Brokerage, Ltd. (February 2016 - present); Owner and CEO, Contact (ISR) – Management & Consulting Ltd. (August 2000-June 2015)	2	Trustee at State Funds Trustee at Plus Trust, a Non active Fund

Nicholas Abbate (10-1971) [5]	Chief Operating Officer	Since 2017

Chief  Operating Officer and Portfolio Manager, State Funds (Jan 2017 – current)

Portfolio Manager, State Funds  (November 2016 – current)

Chief Investment Officer New York Alaska ETF Management LLC (November 2016 – current)

Trustee, Chairman of the Audit Committee, and Co-Chairman of the Nominating Committee Plus Trust (a non-active fund) (2014- current)

Director of Business Development, Enerlock LLC (2014-2016)

Independent Real Estate Investor & Developer (2010-2014)

Independent Market Maker, Knight Capital Group (1997-2010)

Accounts Manager, TD Waterhouse (1996-1997)

Trustee, Chairman of the Audit Committee, and Co-Chairman of the Nominating Committee Plus Trust (a non-active fund)

1. The address for each Trustee is 5550 Painted Mirage Road, Suite 320, Las Vegas, Nevada

2. Each Trustee serves until resignation, death, retirement or removal.

3. The Fund Complex consists of State Funds and Plus Trust.

4. Mr. Abarbanel is an Interested Trustee due to his status as sole owner of the Adviser.

5. Mr. Abbate is not a Trustee but an officer of the Trust acting as Chief Operating Officer

ADDITIONAL INFORMATION

DECEMBER 31, 2018 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call (800) 732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 523-8382, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 523-8382 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (800) 523-8382 to request a copy of the SAI or to make shareholder inquiries.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)       Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)       Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, there have not been any waivers to the provisions of the waivers.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2018

$ 19,500

FY 2017

$ 11,400

(b)

Audit-Related Fees

Registrant

FY 2018

$ 0

FY 2017

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2018

$ 1,500

FY 2017

$ 1,400

Nature of the fees:

N/A

(d)

All Other Fees

Registrant

FY 2018

$ 0

FY 2017

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2018

$ 0

FY 2017

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable – applies to closed-end funds only.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable – applies to closed-end funds only.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies.  Not applicable – applies to closed-end funds only.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not applicable – the registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed_End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STATE FUNDS

By:  /s/ Ofer Abarbanel

* Ofer Abarbanel

Trustee, President, Chief Executive Officer, Chief Financial Officer, Chief Compliance & AML Officer

Date March 12, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ofer Abarbanel

* Ofer Abarbanel

Trustee, President, Chief Executive Officer, Chief Financial Officer, Chief Compliance & AML Officer

Date March 12, 2019

* Print the name and title of each signing officer under his or her signature.